SCHEDULE 14a INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         PPT Vision, Inc.
------------------------------------------------------------------
         (Name of Registrant as Specified in Its Charter)

                         PPT Vision, Inc.
------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ]  $500 per each party to the controversy pursuant
       to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Tile of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)  Proposed maximum aggregate value of transaction:

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
       0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
(2)  Form, schedule or registration statement number:
(3)  Filing party:
(4)  Date filed:

                           PPT VISION

                     10321 West 70th Street
                    Eden Prairie, MN  55344
                         (612) 996-9500

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD MARCH 6, 1996

To the Shareholders of PPT Vision, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of PPT Vision, Inc. will be held on Wednesday, March
6, 1996, at 3:00 p.m., Central Time, at the Marquette Hotel, 710
Marquette Avenue, Minneapolis, MN, for the following purposes:

          1. To elect five (5) directors to serve until the next annual meeting of shareholders;

          2. To act upon any other matters that may properly be presented at the meeting.

     Accompanying this Notice of Annual Meeting is a Proxy
Statement, form of Proxy and the Company's Annual Report to Shareholders for the fiscal year ended October 31, 1995.

     The Board of Directors has fixed the close of business on January 26, 1996, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

                              By Order of the Board of Directors

                              /s/Larry G. Paulson
                              -------------------
                              Larry G. Paulson
                              Secretary

Dated: January 31, 1996

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR
SHARES MAY BE VOTED AT THE MEETING.  SHAREHOLDERS WHO ATTEND THE
MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY
DESIRE.

                           PPT VISION

                     10321 West 70th Street
                    Eden Prairie, MN  55344
                         (612) 996-9500

                        PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON MARCH 6, 1996

                        GENERAL MATTERS


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PPT Vision, Inc. (the "Company") from holders of Common Stock of proxies in the accompanying form to be voted at the Annual Meeting of Shareholders on Wednesday, March 6, 1996 at 3:00 p.m., Central Time, and at all adjournments thereof. This Proxy Statement is first being sent to shareholders on or about February 2, 1996.

     Any shareholder giving a proxy will have the right to revoke it by written notice to the Secretary of the Company or by filing with the Secretary another proxy bearing a later date at any time before it is voted at the meeting. A shareholder wishing to vote in person after giving his or her proxy must first give written notice of revocation to the Secretary. All shares represented by valid, unrevoked proxies will be voted at the meeting, and any adjournment thereof.

     The presence at the Annual Meeting by person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, than the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum, and shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to each matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Proxies which are signed, but lack any such specification will be voted in favor of the directors proposed by the Board of Directors and listed in this Proxy Statement.


                       VOTING SECURITIES

     Shareholders of record as of the close of business on January 26, 1996, will be entitled to notice of and vote at the meeting. On that date, the Company had 2,389,954 shares of Common Stock, $.10 par value ("Common Stock") outstanding, each of which is entitled to one vote per share on each matter to be voted upon at the meeting. There is no cumulative voting for directors.

     SHAREHOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth as of January 15, 1996 the number of shares of the Company's Common Stock owned by each director or nominee for director, and by each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's Common Stock, and all officers and directors of the Company as a group.


                                         Number and Percentage
                                               of Shares
                                         Beneficially Owned (1)

Name and Address                        Shares         Percentage
-----------------------------------------------------------------
P. R. Peterson (2)                      618,505           25.4%
ESI Investment Co. (2)
6111 Blue Circle Drive
Minnetonka, MN  55343

Bruce C. Huber                           76,963            3.2%

David Malmberg                            6,300             *

Larry G. Paulson                         65,913            2.7%

Joseph C. Christenson                    53,385            2.2%

All Officers and Directors              823,566           33.2%
  as a Group (6 persons)


*  Indicates ownership of less than one percent.

(1) Except as noted, all shares beneficially owned by each person as of the record date were owned of record, and each person had sole voting power and sole investment power for all such shares beneficially held by him. The table excludes shares purchasable pursuant to the Company's 1995 Employee Stock Purchase Plan. The table includes options under the Company's 1988 Stock Option Plan exercisable within 60 days of January 15, 1996 in the following amounts:
     Mr. Peterson, 9,150 shares; Mr. Huber, 8,300 shares; Mr. Malmberg, 2,000 shares; Mr. Paulson, 13,443 shares; Mr. Christenson, 21,885 shares; All Officers and Directors as a group, 57,278 shares.

(2) ESI Investment Co. is the record owner of 366,056 shares of Common Stock. Mr. Peterson is a controlling shareholder of the parent company of ESI. Mr. Peterson also owns 106,432 shares of Common Stock individually and controls 75,167 shares as trustee of the P. R. Peterson Co. Profit Sharing Trust. He is also a one-third owner of Peterson Brothers Securities Company which owns 28,700 shares of Common Stock in its investment account and has a currently exercisable warrant to purchase an additional 33,000 shares.

                     ELECTION OF DIRECTORS


     It is intended that proxies solicited by the Board of Directors will be voted FOR (unless otherwise directed) the election of the nominees for director named below. Each of the nominees named below upon election will serve until the next annual meeting or until his successor has been elected and qualified. If, for any reason, any of the nominees become unavailable for election, the proxies solicited by the Board of Directors will be voted for such nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees are not available or will not serve if elected.

     The Company does not have a nominating committee of the Board of Directors. The nominees named below have been nominated by the Board of Directors of the Company. The nominees are listed below with their ages and their present positions with the Company and their present principal occupations or employment. Messrs. Paulson and Christenson have devoted and will devote their full working time to the business of the Company. Messrs. Huber, Malmberg and Peterson have devoted and will devote such time as is necessary to fulfill their duties as directors.

     JOSEPH C. CHRISTENSON, 37, has been President of the Company since January 1989. Mr. Christenson has a Masters in Business Administration from the University of Michigan and a Bachelor of Arts degree from St. Olaf College. Mr. Christenson was elected as a director in December 1987.

     LARRY G. PAULSON, 44, has been Vice President of Research and Development, Secretary and a director of the Company since December 1981. Mr. Paulson is also a Registered Professional Engineer and holds Bachelors and Masters Degrees in Science from the University of Minnesota.

     BRUCE C. HUBER, 48, is a Managing Director and the Director of Equity Capital Markets at Piper Jaffray Inc., a general broker-dealer in investment securities and investment banker based in Minneapolis. Mr. Huber has been a director since 1985. Mr.
Huber is also a director of Computer Petroleum Corporation.

     DAVID MALMBERG, 49, is Chairman of the Board of National
City Bank in Minneapolis, Minnesota. Mr. Malmberg is also a director of Advance Circuits, Inc., a supplier of printed circuits for use in military systems and aerospace applications.
Mr. Malmberg began serving as a director in May 1994.

     P. R. PETERSON, 61, is the Secretary and a director of Electro-Sensors, Inc., a Minneapolis manufacturer of machine control systems. Mr. Peterson is also a director of Applied Biometrics, Inc. Mr. Peterson is also President of P. R. Peterson Co., Inc., a venture capital firm and has been active in the venture capital business for over 20 years. Mr. Peterson was elected a director of the Company in December 1988.

     Management recommends a vote FOR the nominees listed above.

     Directors receive $1,250 per quarter for services as members of the Board. The Board has a Compensation & Stock Option
Committee and an Audit Committee, of which Mr. Huber, Mr.
Malmberg and Mr. Peterson are members. The Audit Committee met once in fiscal 1995 with the Company's independent auditors to review the results of the audit of the Company's Financial
Statements.

     During the fiscal year ended October 31, 1995, the Company's Board of Directors held four meetings. All directors attended all meetings. In addition, the Company's directors took a number of different actions by written action during the fiscal year, including action taken by the Compensation & Stock Option Committee.

Executive Compensation
----------------------

     The following table sets forth the compensation earned by the Company's Chief Executive Officer for services rendered to the Company in all capacities during the past three fiscal years:


                   Summary Compensation Table

                                                   Long Term
                         Annual Compensation     Compensation
                                                    Options
Name and Principal      Fiscal                                    All Other
  Position               Year   Salary    Bonus   Stock Options  Compensation
--------------------------------------------------------------------------------
 Joseph C. Christenson   1995   $93,922   $4,696      None          ----
 President and Chief     1994   $90,600    None   5,000 Shares      ----
   Executive Officer     1993   $84,600    None   5,500 Shares      ----


               Option Grants in Last Fiscal Year

     Mr. Christenson was not granted any options during fiscal year 1995.


        Aggregated Option Exercises in Last Fiscal year and Fiscal Year-End Options Values

     The following table sets forth, with respect to Mr. Christenson, certain information with respect to stock options exercised during the fiscal year ended October 31, 1995, and unexercised options held as of the end of that fiscal year:

                                                   Number of Unexercised        Value of Unexercised(2)
                                                     Options at Fiscal          In-the-Money Options at
                                                          Year-End                  Fiscal Year-End
                                                  --------------------------  --------------------------
                       Shares Acquired  Value(1)
Name                     on Exercise    Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
--------------------------------------------------------------------------------------------------------
Joseph C. Christenson       5,000        $12,345     21,885        none         $191,461        N/A



(1)Represents the difference between the fair market value of the shares on the date of exercise and the exercise price multiplied by the number of options shares exercised.

(2)Value of unexercised options equals fair market value of the shares underlying options at October 31, 1995, less the exercise price, times the number of options outstanding.

Employment Agreements
---------------------

     The Company has entered into written employment agreements with Messrs. Christenson and Paulson. Under the terms of their respective employment contracts, each of the officers is required to devote his full time and effort to the Company. Each employment agreement is renewable annually, contains a one-year non-compete provision and is terminable by the Company or the officer on 60-days notice.

Stock Option Plan
-----------------

     The Company's 1988 Stock Option Plan (the "Plan") provides for the granting of Common Stock purchase options which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986 (the "Code"). The Plan is currently administered by the Company's Compensation & Stock Option Committee ("Committee"). Employees of the Company are eligible to receive options granted under the Plan. The Board or the Committee has complete discretion to select the optionees and to establish the terms and conditions of each option, subject in all cases to the provisions of the Plan and applicable provisions of the Code. Options granted under the Plan are not transferable and are subject to various other conditions and restrictions. Shares subject to canceled options are available for subsequently granted options under the Plan. In addition, the Board or the Committee may from time to time grant options on terms and conditions inconsistent with the express terms of the Plan. However, such grants will be identified as "nonqualified stock options" and are generally treated differently for tax purposes than incentive stock options. Participation in the Plan is limited to selected eligible officers and key employees of the Company. In the past, substantially all the Company's employees have been designated as key employees and received options under the Plan. All of the Company's 43 employees are eligible for participation in the Plan.

     A total of 400,000 shares of Common Stock have been reserved for issuance under the Plan. The exercise price of an incentive stock option granted under the Plan must be at least equal to the fair market value of the Company's Common Stock on the date of grant, and the maximum term of each option is ten years. As of October 31, 1995, options to purchase a total of 116,817 shares had been exercised under the Plan, and the Company had options outstanding to purchase a total of 182,710 additional shares issued to 54 employees and three non-employee directors.

     The Plan also provided for automatic grants of nonqualified stock options to non-employee directors of the Company on the date that each such director is elected or reelected to the Board of Directors. In March 1994, each of Mr. Huber and Mr. Peterson were granted options to purchase 1,000 shares of common stock at $6.00 per share. In May 1994, the Plan was amended to terminate the annual grants and provide a one-time grant of an option to purchase 8,000 shares to each of Mr. Huber, Mr. Malmberg and Mr. Peterson. The option is exercisable at a price of $5.25 per share which vests 25% per year beginning one year from the date of grant and expires five years from the date of grant.

                         ANNUAL REPORT

     An Annual Report of the Company setting forth the Company's activities and containing financial statements of the Company for the fiscal year ended October 31, 1995 accompanies this Notice of Annual Meeting and proxy solicitation material.

     The accounting firm of Price Waterhouse LLP served as independent public accountants for the Company for a number of years, including the year ended October 31, 1995. The Company has selected Price Waterhouse LLP to serve as independent public accountants for the Company for the fiscal year ended October 31, 1996. The Company expects that a representative from Price Waterhouse LLP will attend the Annual Meeting and be available to respond to appropriate shareholder questions.


                     SHAREHOLDER PROPOSALS

     If a shareholder desires to present a proposal to be voted on at the next meeting of shareholders of PPT Vision, Inc., such proposal, in order to be included in the proxy statement, must be received at the Company's offices at 10321 West 70th Street, Eden Prairie, Minnesota, 55344, by October 1, 1996.


                          SOLICITATION

     The cost of soliciting proxies, including the cost of preparing, assembling, and mailing the proxies and soliciting material, as well as the cost of forwarding the material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.


                       OTHER INFORMATION

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, officers, directors and 10% shareholders of the Company are required to file reports on SEC Forms 3, 4 and 5 with the Securities and Exchange Commission regarding their beneficial holdings and transactions in the Company's Common Stock. During the one-year period ended October 31, 1995, no officers or directors were late in reporting any transactions.

                         OTHER BUSINESS

     The management of the Company does not know of any other business to be presented at the Annual Meeting of Shareholders. If any matter properly comes before the meeting, however, it is intended that the persons named in the enclosed form of proxy will vote said proxy in accordance with their best judgment.

     ALL PROXIES PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED BY SHAREHOLDERS.  IF NO DIRECTION IS MADE, PROXIES WILL
BE VOTED IN FAVOR OF THE DIRECTORS.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/Larry G. Paulson
                              -------------------
                              Larry G. Paulson
                              Secretary

                        PPT VISION, INC.

                             PROXY

         Solicited on Behalf of the Board of Directors
          for the Annual Meeting of Shareholders to be
                     Held on March 6, 1996

The undersigned hereby constitutes and appoints Joseph C. Christenson and Thomas R. Northenscold, and each of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of PPT Vision, Inc., to be held on March 6, 1996 at 3:00 p.m. local time, in Minneapolis, Minnesota and at any adjournment or adjournments thereof:


1. ELECTION OF DIRECTORS   FOR all nominees listed below   WITHHOLD AUTHORITY
                           (except as marked to the        to vote for all
                           contrary below)   [ ]           nominees
                                                           listed below  [ ]

(INSTRUCTION: To withhold authority to vote for an individual nominee draw a line through the nominee's name below).


               Joseph C. Christenson      Larry G. Paulson
                   Bruce C. Huber          P. R. Peterson
                   David Malmberg


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSAL 1
IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND IN FAVOR OF THE
DIRECTORS NOMINATED BY MANAGEMENT IF THERE IS NO SPECIFICATION.

DATE:_______________, 1996   _________________________________
                             Signature

                             _________________________________
                             Signature if held jointly

                             [ ] I plan to attend the meeting.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED WITHIN THE UNITED STATES.